UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

Moxian Group Holdings, Inc.
(Exact name of registrant as specified in its charter)

FL	333-177786	45-3360079
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Unit No. 304, New East Ocean Centre, No 9 Science Museum Road, T.S.T., Kowloon, Hong Kong
(address of principal executive offices) (zip code)

(852) 2723-8638
(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 5, 2014, Lin Kuan Liang Nicolas, a member of our Board of Directors resigned from all of his positions of Moxian Group Holdings, Inc. (the “Company”). Mr. Lin’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN GROUP HOLDINGS, INC.
Date: May 7, 2014	By:	/s/ Liew Kwong Yeow
Liew Kwong Yeow
Chief Executive Officer